SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 21, 2001


                             STILWELL FINANCIAL INC.
                             -----------------------
               (Exact name of company as specified in its charter)


            DELAWARE                    001-15253              43-1804048
------------------------------   --------------------   ------------------------
 (State or other jurisdiction      (Commission file           (IRS Employer
       of incorporation)               number)           Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                ------------------------------------------------
                                (816) 218 - 2400


                                 Not Applicable

          (Former name or former address if changed since last report)





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Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.    Document

                 (99)           Additional Exhibits

                 99.1 News release issued by Stilwell Financial Inc. dated February 21, 2001 reporting that Stilwell announced a stock repurchase program for the employees of Janus Capital Corporation, is attached hereto as Exhibit 99.1

                 99.2 Stilwell Financial Inc. Unaudited Consolidated Condensed Balance Sheets at December 31, 1999 and 2000, is attached hereto as Exhibit 99.2



Item 9.          Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated February 21, 2001, reporting that Stilwell and Janus Capital Corporation ("Janus") expect to repurchase approximately 197,000 and 143,000 shares, respectively, of Janus common stock from various Janus minority stockholders.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the unaudited Stilwell Consolidated Condensed Balance Sheets as of December 31, 1999 and 2000.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Stilwell Financial Inc.


DATE: February 27, 2001           BY:        /S/  DOUGLAS E. NICKERSON
                                     -------------------------------------------
                                               Douglas E. Nickerson
                                          Vice President and Controller
                                          (Principal Accounting Officer)